--------

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


                      Date of Report: November 24, 1997
                      (Date of earliest event reported)



                     FIRSTPLUS Investment Corporation
           -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



              Nevada                      333-26527        75-2596063
     ---------------------------        -------------    --------------
     (State or Other Jurisdiction       (Commission      (I.R.S. Employer
          of Incorporation)        File Number)        Identification No.)


     377 Howard Hughes Parkway
             Suite 300N
           Las Vegas, Nevada                               89101
       --------------------------

         (Address of Principal                          (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (702) 892-3772


                                  No Change

         (Former Name or Former Address, if Changed Since Last Report)



     Item 5.   Other Events
               ------------

          Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) pursuant to which the Registrant registered issuances of FIRSTPLUS Home Loan Owner Trust asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated November 14, 1997, and the related Prospectus Supplement, dated September 10, 1997 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered FIRSTPLUS Home Loan Owner Trust 1997-4 Asset Backed Securities, Series 1997-4, consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1 and Class M-2 Asset Backed Notes (the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

          The Publicly Offered Securities were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Banc One Capital Corporation, Bear, Stearns & Co. Inc. and PaineWebber Incorporated (collectively, the "Underwriters") pursuant to the terms of an underwriting agreement dated November 14, 1997, as supplemented by a terms agreement dated November 14, 1997, each among Merrill Lynch, as representative (the "Representative") of the Underwriters (such underwriting agreement, together with such terms agreement, the "Underwriting Agreement"), the Registrant, FIRSTPLUS Financial, Inc. ("FFI") and FIRSTPLUS Financial Group, Inc. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

          The Notes were issued pursuant to an Indenture dated as of November 1, 1997 (the "Indenture") among FIRSTPLUS Home Loan Owner Trust 1997-4 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

          The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) debt consolidation, or (iii) a combination of property improvements, cash-out or other consumer purposes.

          The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of November 1, 1997 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

          The Home Loans will be serviced by FFI, an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of November 1, 1997 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

          Set forth below is a brief description of certain characteristics of the Home Loans included in the Home Loan Pool as of the end of the Funding Period.

          The Home Loan Pool consists of 27,664 Home Loans having a Pool Principal Balance as of the respective Cut-Off Dates of the related Home Loans of $899,999,991.63. The Home Loans (by Pool Principal Balance as of the applicable Cut-Off Dates) have the characteristics set forth in the following tables:


                                         HOME LOAN RATE


         RANGE OF             NUMBER OF                                         PERCENT OF TOTAL
        HOME LOAN                HOME                  AGGREGATE                  BY AGGREGATE
          RATES (%)              LOANS           PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE (%)
      Less than 10.00%                 2              $      42,139.97                     0.00%
      10.00 to 10.99                 102                  2,943,583.15                     0.33
      11.00 to 11.99               3,290                116,170,225.07                    12.91
      12.00 to 12.99               6,386                219,348,674.75                    24.37
      13.00 to 13.99               7,731                256,342,132.92                    28.48
      14.00 to 14.99               5,633                177,847,442.15                    19.76
      15.00 to 15.99               3,068                 89,444,709.83                     9.94
      16.00 to 16.99               1,113                 29,837,558.51                     3.32
      17.00 to 17.99                 295                  7,009,955.77                     0.78
      18.00 to 18.99                  33                    799,898.79                     0.09
      19.00 to 19.99                   9                    174,831.19                     0.02
      20.00 to 20.99                   1                     13,896.31                     0.00
      21.00 to 21.99                   1                     24,943.22                     0.00
          TOTAL                   27,664               $899,999,991.63                   100.00%



     The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 13.754% per annum.


                                Cut-Off Date Loan Principal Balances

          RANGE OF
        CUT-OFF DATE                      NUMBER OF                           AGGREGATE
    PRINCIPAL BALANCE ($)                HOME LOANS                      PRINCIPAL BALANCE($)
            0.00 to 9,999.99                      157                           $   1,509,369.55
      10,000.00 to 19,999.99                    4,349                              71,866,237.71
      20,000.00 to 29,999.99                    9,536                             244,680,794.77
      30,000.00 to 39,999.99                    7,815                             272,791,910.58
      40,000.00 to 49,999.99                    3,712                             171,078,171.83
      50,000.00 to 59,999.99                      860                              47,792,036.52
      60,000.00 to 69,999.99                      655                              42,539,832.50
      70,000.00 to 79,999.99                      343                              25,686,117.63
      80,000.00 to 89,999.99                       91                               7,764,593.95
      90,000.00 to 99,999.99                      146                              14,290,926.59
            TOTAL                              27,664                            $899,999,991.63



     The average principal balance of the Home Loans as of the Cut-Off Date was approximately $32,533.26.


                       Original Loan Principal Balances

                                                                               Aggregate
     Range of Principal Balances                  Number of                   Principal
         at Origination ($)                      Home Loans                    Balance
                    0.00 to 9,999.99                   5                      $      31,359.94
              10,000.00 to 19,999.99               3,616                         55,814,721.32
              20,000.00 to 29,999.99               9,019                        220,394,796.50
              30,000.00 to 39,999.99               8,615                        290,658,932.39
              40,000.00 to 49,999.99               3,334                        146,197,389.49
              50,000.00 to 59,999.99               1,682                         87,184,599.83
              60,000.00 to 69,999.99                 744                         47,185,634.94
              70,000.00 to 79,999.99                 367                         26,892,375.22
              80,000.00 to 89,999.99                 125                         10,362,345.15
             90,0000.00 to 99,999.99                  63                          5,904,226.33
            100,000.00 to 109,999.99                  94                          9,373,610.52
                Total                             27,664                       $899,999,991.63




     The average principal balance of the Initial Home Loans at origination was approximately $32,697.86.

                           Geographic Concentration

                                                           Number of               Aggregate
     State                                                Home Loans           Principal Balance
Alabama . . . . . . . . . . . . . . . . . . . . . . .              5                    $174,366.71
Alaska  . . . . . . . . . . . . . . . . . . . . . . .            107                   3,996,012.31
Arizona . . . . . . . . . . . . . . . . . . . . . . .            945                  27,922,018.12
Arkansas  . . . . . . . . . . . . . . . . . . . . . .             21                     663,931.98
California  . . . . . . . . . . . . . . . . . . . . .          7,024                 247,974,086.80
Colorado  . . . . . . . . . . . . . . . . . . . . . .          1,023                  32,362,706.74
Connecticut . . . . . . . . . . . . . . . . . . . . .            189                   6,224,748.30
Delaware  . . . . . . . . . . . . . . . . . . . . . .            141                   4,563,325.34
District of Columbia  . . . . . . . . . . . . . . . .              6                     139,476.55
Florida . . . . . . . . . . . . . . . . . . . . . . .          2,178                  66,337,186.50
Georgia . . . . . . . . . . . . . . . . . . . . . . .          1,286                  41,544,116.52
Idaho . . . . . . . . . . . . . . . . . . . . . . . .            298                   9,000,824.85
Illinois  . . . . . . . . . . . . . . . . . . . . . .            646                  20,310,099.73
Indiana . . . . . . . . . . . . . . . . . . . . . . .          1,081                  34,650,842.51
Iowa  . . . . . . . . . . . . . . . . . . . . . . . .            205                   6,381,402.36
Kansas  . . . . . . . . . . . . . . . . . . . . . . .            505                  15,905,518.94
Kentucky  . . . . . . . . . . . . . . . . . . . . . .            377                  12,462,501.27
Louisiana . . . . . . . . . . . . . . . . . . . . . .            353                  11,118,628.80
Maine . . . . . . . . . . . . . . . . . . . . . . . .             93                   2,522,713.85
Maryland  . . . . . . . . . . . . . . . . . . . . . .            745                  25,436,859.80
Massachusetts . . . . . . . . . . . . . . . . . . . .            498                  16,071,477.81
Michigan  . . . . . . . . . . . . . . . . . . . . . .            761                  22,756,421.27
Minnesota . . . . . . . . . . . . . . . . . . . . . .            481                  16,599,038.30
Mississippi . . . . . . . . . . . . . . . . . . . . .            162                   4,967,600.79
Missouri  . . . . . . . . . . . . . . . . . . . . . .            522                  15,238,643.41
Montana . . . . . . . . . . . . . . . . . . . . . . .             93                   2,788,935.84
Nebraska  . . . . . . . . . . . . . . . . . . . . . .            301                   9,556,225.99
Nevada  . . . . . . . . . . . . . . . . . . . . . . .            630                   21,036,95.19
New Hampshire . . . . . . . . . . . . . . . . . . . .             77                   2,355,701.09
New Jersey  . . . . . . . . . . . . . . . . . . . . .            233                   7,311,210.49
New Mexico  . . . . . . . . . . . . . . . . . . . . .            268                   8,786,146.97
New York  . . . . . . . . . . . . . . . . . . . . . .            242                   7,583,533.60
North Carolina  . . . . . . . . . . . . . . . . . . .            740                  23,270,777.43
North Dakota  . . . . . . . . . . . . . . . . . . . .             34                   1,072,036.87
Ohio  . . . . . . . . . . . . . . . . . . . . . . . .            502                  15,028,363.71
Oklahoma  . . . . . . . . . . . . . . . . . . . . . .            344                  10,025,493.67
Oregon  . . . . . . . . . . . . . . . . . . . . . . .            369                  11,817,928.63
Pennsylvania  . . . . . . . . . . . . . . . . . . . .            510                  15,853,000.65
Rhode Island  . . . . . . . . . . . . . . . . . . . .            118                   4,057,137.72
South Carolina  . . . . . . . . . . . . . . . . . . .            518                  15,484,428.13
South Dakota  . . . . . . . . . . . . . . . . . . . .             50                   1,635,332.42
Tennessee . . . . . . . . . . . . . . . . . . . . . .            393                  11,406,631.19
Texas . . . . . . . . . . . . . . . . . . . . . . . .              2                     103,558.26
Utah  . . . . . . . . . . . . . . . . . . . . . . . .            386                  12,655,194.84
Vermont . . . . . . . . . . . . . . . . . . . . . . .             29                     789,342.50
Virginia  . . . . . . . . . . . . . . . . . . . . . .            997                  32,748,491.14
Washington  . . . . . . . . . . . . . . . . . . . . .            818                  27,734,581.56
West Virginia . . . . . . . . . . . . . . . . . . . .             10                     280,400.54
Wisconsin . . . . . . . . . . . . . . . . . . . . . .            240                   7,800,690.53
Wyoming . . . . . . . . . . . . . . . . . . . . . . .            108                   3,494,204.11
          Total                                               27,664                $899,999,991.63




                          Remaining Term to Maturity

                                                                                 Aggregate
             Range of Remaining                     Number of                    Principal
          Term to Maturity (Months)                 Home Loans                    Balance
0.00 to 29.99 . . . . . . . . . . . . . . .                    1                  $       1,350.28
30.00 to 59.99  . . . . . . . . . . . . . .                  463                      9,056,080.05
60.00 to 89.99  . . . . . . . . . . . . . .                  251                      5,753,968.58
90.00 to 119.99 . . . . . . . . . . . . . .                2,680                     67,351,516.19
120 to 149.99 . . . . . . . . . . . . . . .                  135                      3,840,583.41
150 to 179.99 . . . . . . . . . . . . . . .                7,676                    237,448,880.63
180 to 209.99 . . . . . . . . . . . . . . .                   59                      1,964,477.79
210 to 239.99 . . . . . . . . . . . . . . .                4,698                    156,063,107.60
240 to 269.99 . . . . . . . . . . . . . . .                   22                        781,668.35
270 to 299.99 . . . . . . . . . . . . . . .               11,679                    417,738,358.75
          Total . . . . . . . . . . . . . .               27,664                   $899,999,991.63



     The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 237 months.


                           Months Since Origination

                                                                                  Aggregate
                     Age                             Number of                    Principal
                 (In Months)                         Home Loans                    Balance
0.00 to 5.99  . . . . . . . . . . . . . . .                  25,970                 $852,519,945.28
6.00 to 11.99 . . . . . . . . . . . . . . .                   1,373                   39,319,260.66
12.00 to 17.99  . . . . . . . . . . . . . .                     138                    3,732,912.05
18.00 to 23.99  . . . . . . . . . . . . . .                      97                    2,288,938.48
24.00 to 29.99  . . . . . . . . . . . . . .                      46                    1,033,798.50
30.00 to 35.99  . . . . . . . . . . . . . .                      16                      435,285.87
36.00 to 41.99  . . . . . . . . . . . . . .                      21                      554,753.71
42.00 to 47.99  . . . . . . . . . . . . . .                       2                       50,137.49
132.00 to 137.99  . . . . . . . . . . . . .                       1                       64,959.59
          Total                                              27,664                 $899,999,991.63



     The weighted average number of months since origination of the Home Loans as of the Cut-Off Date was approximately 2.59 months.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          Exhibit No.    Description
          --------------------------

              1.1   Underwriting Agreement

              4.1   Indenture

             10.1   Loan Sale Agreement

             10.2   Sale and Servicing Agreement



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRSTPLUS INVESTMENT CORPORATION


                              By:   /s/ Lee F. Reddin
                                  -----------------------------------------
                                   Name:  Lee F. Reddin
                                   Title: Vice President



Dated:  February 2, 1998





                                EXHIBIT INDEX
                                -------------


Exhibit No.                   Description                          Page No.
-----------                   -----------                          --------

    1.1                  Underwriting Agreement

    4.1                  Indenture

   10.1                  Loan Sale Agreement

   10.2                  Sale and Servicing Agreement